Contact:
Michael J. Culotta
Executive Vice President and Chief Financial Officer
(502) 627-7475

PHARMERICA REPORTS RESULTS FOR THE THIRD QUARTER OF 2010
AND NINE MONTHS ENDED SEPTEMBER 30, 2010

Company Updates 2010 Earnings Guidance

Company Announces the Acquisition of Chem Rx

LOUISVILLE, Kentucky (November 4, 2010) – PharMerica Corporation (NYSE: PMC), a national provider of institutional pharmacy and hospital pharmacy management services, today reported the financial results of its third quarter of 2010 and nine months ended September 30, 2010, and the completion of its acquisition of Chem Rx.

PharMerica closed on the acquisition of Chem Rx today.  Chem Rx was the third largest long-term care pharmacy company in the United States and conducts business in New York State, New Jersey, Pennsylvania, and Florida.  Chem Rx has been in business for over 40 years and provides prescription and non-prescription drugs, intravenous medications, durable medical equipment items and surgical supplies to approximately 60,000 patients.

Commenting on the acquisition, Gregory S. Weishar, PharMerica Corporation’s Chief Executive Officer, said, “We are pleased with the acquisition of Chem Rx, which drives business scale and allows us to expand into the large New York and New Jersey markets.  We believe this acquisition will create long-term shareholder value.  Chem Rx brings over four decades of experience in the New York marketplace.  Combined with PharMerica’s existing scale and financial stability, Chem Rx is well positioned to continue to provide excellent service to our customers.  Chem Rx will operate as a separate subsidiary, and we look forward to partnering with Jerry Silva and his management team.

“With regards to this quarter’s results, gross profit margins showed signs of stabilization, demonstrating progress on management initiatives aimed at improving profitability and service levels.  Cash flow continues to be strong.  Although we see challenges going forward, we are confident we can manage through the ongoing industry margin and competitive pressures and remain bullish on the long-term strength of the business.”

During the quarter, the Company repurchased $10.5 million of its common stock pursuant to the stock purchase program previously announced by the Company.  There remains $14.5 million authorized under the program.

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PMC Reports Results for the Third Quarter of 2010
   and Nine Months Ended September 30, 2010

November 4, 2010

The 2010 updated guidance reflects the actual results through September 30, 2010, with the inclusion of Chem Rx from the date of acquisition through December 31, 2010.  The Company has increased revenues to a range of $1,839.0 million to $1,855.0 million from $1,765.0 million to $1,810.0 million.  In addition, both Adjusted EBITDA and Adjusted Earnings per diluted share reflect a narrowing of the range.  Adjusted EBITDA’s range changed to $75.0 million to $78.2 million from $73.0 million to $80.0 million.  The Adjusted Earnings per diluted share range changed to $0.84 to $0.91 from $0.78 to $0.95.

The results for the third quarter along with our updated guidance are set forth below:

➢	Key Comparisons of Third Quarters Ended September 30, 2010 and 2009:

●
Net income for the third quarter of 2010 was $4.8 million, or $0.16 per diluted share.  Net income for the third quarter of 2009 was $14.6 million, or $0.48 per diluted share, including a $4.5 million favorable income tax adjustment, or $0.15 per diluted share.  Adjusted earnings per diluted share were $0.21 compared with $0.35 in the prior year.

●	Cash Flow Provided by Operating Activities was $23.5 million compared to $16.9 million in the prior year.

●	Adjusted EBITDA was $18.3 million compared to $26.6 million in the prior year.

➢	Key Comparisons of Nine Months Ended September 30, 2010 and 2009:

●
Net income for the nine months ended September 30, 2010, was $14.5 million, or $0.48 per diluted share, including an after-tax charge of $3.0 million, or the negative effect of $0.10 per diluted share, related to certain claims arising from time periods prior to the 2007 formation of the Company.  Net income for the nine months ended September 30, 2009, was $32.0 million, or $1.05 per diluted share, including the aforementioned $4.5 million favorable income tax adjustment, or $0.15 per diluted share.  Adjusted earnings per diluted share were $0.73 compared with $0.97 in the prior year.

●	Cash Flow Provided by Operating Activities was $68.8 million compared to $59.6 million in the prior year.

●	Adjusted EBITDA was $60.7 million compared to $77.6 million in the prior year.

Fiscal 2010 Earnings Guidance

The Company updates its fiscal 2010 earnings guidance range as follows:

(in millions, except per share data)	Ranges
Revenues	$1,839.0 - $1,855.0
Adjusted earnings before interest, taxes, depreciation, amortization, integration, merger and acquisition related costs and expenses	$75.0 - $78.2
Depreciation and amortization expense	$28.8 - $28.6
Interest expense, net	$3.5
Tax rate	40.3%
Net income	$25.5 - $27.5
Adjusted diluted earnings per share	$0.84 - $0.91
Common and common equivalent shares outstanding	30.2

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PMC Reports Results for the Third Quarter of 2010
   and Nine Months Ended September 30, 2010

November 4, 2010

The fiscal 2010 earnings guidance does not consider any integration, merger and acquisition related costs or other charges the Company may incur, including but not limited to the application of new accounting pronouncements or other non-recurring charges.  Also, the guidance does not consider any additional acquisitions beyond the acquisition of Chem Rx, or the potential impact of the expected conversion to Average Manufacturers Price (“AMP”).

Conference Call

Management will hold a conference call to review the financial results for the third quarter of 2010 and nine months ended September 30, 2010, on November 5, 2010, at 10:00 a.m. ET.  To access the live webcast, visit the Investor Relations section of the Company’s website at www.pharmerica.com or go to www.earnings.com.  To access a telephonic replay of the call, which will be available one hour after the conclusion of the call through November 12, 2010, please dial 1-888-286-8010 (617-801-6888 if calling from outside the U.S.) and use passcode 22807383.

About PharMerica

PharMerica Corporation is a leading institutional pharmacy services company servicing healthcare facilities in the United States.  As of September 30, 2010, PharMerica operated 90 institutional pharmacies in 41 states.  PharMerica’s customers are institutional healthcare providers, such as nursing centers, assisted living facilities, hospitals and other long-term care providers.  The Company also provides pharmacy management services to long-term care hospitals.

Forward-looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Company’s current estimates, expectations and projections about its future results, performance, prospects and opportunities.  Forward-looking statements include, among other matters, the information concerning the Company’s “guidance” and possible future results of operations, the Company’s ability to purchase acquisition targets, the accretive affect of completed acquisitions on the Company’s operating results and financial position, the Company’s ability to improve generic profitability in its payor and supplier contracts, the Company’s ability to mitigate bed loss and margin compression, and the strength of the Company’s financial performance during 2010.  Forward-looking statements include statements that are not historical facts and can be identified by forward-looking words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “plan,” “may,” “should,” “will,” “would,” “project” and similar expressions.  These forward-looking statements are based upon information currently available to us and are subject to a number of risks, uncertainties and other factors that could cause the Company’s actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements.  Important factors that could cause the Company’s actual results to differ materially from the results referred to in the forward-looking statements we make in this press release are included in the Risk Factors section set forth in the Company’s Annual Report on Form 10-K filed with the SEC and in other reports, including current reports on Form 10-Q, filed with the SEC by the Company.

You are cautioned not to place undue reliance on any forward-looking statements, all of which speak only as of the date of this press release.  Except as required by law, we undertake no obligation to publicly update or release any revisions to these forward-looking statements to reflect any events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events.  All subsequent written and oral forward-looking statements attributable to us or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this press release and in the Risk Factors section set forth in the Company’s Annual Report on Form 10-K filed with the SEC and in other reports filed with the SEC by the Company.

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PMC Reports Results for the Third Quarter of 2010
   and Nine Months Ended September 30, 2010

November 4, 2010

PHARMERICA CORPORATION
UNAUDITED CONDENSED CONSOLIDATED INCOME STATEMENTS
(In millions, except share and per share amounts)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2009		2010		2009		2010
	Amount	% of Revenue	Amount	% of Revenue	Amount	% of Revenue	Amount	% of Revenue
Revenues	$461.0	100.0%	$443.1	100.0%	$1,389.8	100.0%	$1,355.8	100.0%

Cost of goods sold	393.9	85.4	386.3	87.2	1,180.9	85.0	1,178.1	86.9

Gross profit	67.1	14.6	56.8	12.8	208.9	15.0	177.7	13.1

Selling, general and administrative expenses	45.0	9.8	43.3	9.7	144.7	10.3	131.1	9.6

Amortization expense	2.5	0.5	2.2	0.5	6.2	0.5	6.9	0.5

Integration, merger and acquisition related costs and other charges	0.9	0.2	2.4	0.6	3.5	0.3	12.8	1.0

Operating income	18.7	4.1	8.9	2.0	54.5	3.9	26.9	2.0

Interest expense, net	1.9	0.4	0.9	0.2	8.4	0.6	2.6	0.2

Income before income taxes	16.8	3.7	8.0	1.8	46.1	3.3	24.3	1.8

Provision for income taxes	2.2	0.5	3.2	0.7	14.1	1.0	9.8	0.7

Net income	$14.6	3.2%	$4.8	1.1%	$32.0	2.3%	$14.5	1.1%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2010	2009	2010
Earnings per common share:
Basic	$0.48	$0.16	$1.06	$0.48
Diluted	$0.48	$0.16	$1.05	$0.48

Shares used in computing earnings per common share:
Basic	30,287,709	30,033,618	30,244,014	30,282,566
Diluted	30,508,342	30,122,302	30,373,255	30,423,035

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PMC Reports Results for the Third Quarter of 2010
   and Nine Months Ended September 30, 2010

November 4, 2010
PHARMERICA CORPORATION
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions, except share and per share amounts)

	Dec. 31, 2009	Sept. 30, 2010

ASSETS
Current assets:
Cash and cash equivalents	$51.2	$96.7
Accounts receivable, net	215.3	193.8
Inventory	79.8	75.2
Deferred tax assets	39.8	40.8
Prepaids and other assets	23.6	19.2
	409.7	425.7

Equipment and leasehold improvements	119.6	127.2
Accumulated depreciation	(59.0)	(72.2)
	60.6	55.0

Deferred tax assets, net	21.0	10.9
Goodwill	140.1	140.4
Intangible assets, net	90.8	84.8
Other	2.1	4.7
	$724.3	$721.5

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$59.6	$50.3
Salaries, wages and other compensation	30.9	26.4
Other accrued liabilities	6.4	7.1
	96.9	83.8

Long-term debt	240.0	240.0
Other long-term liabilities	16.5	19.5

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.01 par value per share; 1,000,000 shares authorized and no shares issued at December 31, 2009 and September 30, 2010	–	–
Common stock, $0.01 par value per share; 175,000,000 shares authorized; 30,619,830 shares and 30,646,597 shares issued as of December 31, 2009 and September 30, 2010, respectively	0.3	0.3
Capital in excess of par value	344.8	348.1
Retained earnings	25.8	40.3
Treasury stock at cost, 1,331,629 shares at September 30, 2010	–	(10.5)
	370.9	378.2
	$724.3	$721.5

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PMC Reports Results for the Third Quarter of 2010
   and Nine Months Ended September 30, 2010

November 4, 2010
PHARMERICA CORPORATION
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2010	2009	2010
Cash flows provided by operating activities:
Net income	$14.6	$4.8	$32.0	$14.5
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	4.5	4.8	13.4	14.1
Amortization	2.5	2.2	6.2	6.9
Integration, merger and acquisition related costs and other charges	–	0.1	0.2	0.6
Stock-based compensation	1.3	0.8	3.2	3.3
Amortization of deferred financing fees	0.1	0.1	0.3	0.4
Deferred income taxes	2.7	3.4	14.3	9.1
Loss on disposition of equipment	–	0.1	0.1	0.2
Other	(0.1)	–	(0.2)	–
Change in operating assets and liabilities:
Accounts receivable, net	(4.5)	6.7	4.2	21.3
Inventory and other assets	(2.4)	3.1	0.1	4.5
Prepaids and other assets	(5.3)	2.2	(2.0)	4.8
Accounts payable	4.8	(4.6)	(3.0)	(9.3)
Salaries, wages and other compensation	1.0	(0.6)	(5.0)	(5.3)
Other accrued and long-term liabilities	(2.3)	0.4	(4.2)	3.7
Net cash provided by operating activities	16.9	23.5	59.6	68.8

Cash flows used in investing activities:
Purchases of equipment and leasehold improvements	(5.8)	(3.7)	(12.3)	(8.8)
Acquisitions	(15.9)	(3.5)	(15.9)	(3.6)
Other	–	–	0.1	–
Net cash used in investing activities	(21.7)	(7.2)	(28.1)	(12.4)

Cash flows provided by (used in) financing activities:
Repayments of capital lease obligations	(0.1)	(0.1)	(0.4)	(0.5)
Issuance of common stock	1.0	–	1.3	0.3
Treasury stock at cost	–	(10.5)	–	(10.5)
Tax windfall (shortfall) from stock-based compensation	–	(0.2)	0.1	(0.2)
Net cash provided by (used in) financing activities	0.9	(10.8)	1.0	(10.9)

Change in cash and cash equivalents	(3.9)	5.5	32.5	45.5
Cash and cash equivalents at beginning of period	77.7	91.2	41.3	51.2
Cash and cash equivalents at end of period	$73.8	$96.7	$73.8	$96.7

Supplemental information:
Cash paid for interest	$3.8	$0.8	$10.3	$2.3
Cash paid for taxes	$0.2	$0.1	$1.6	$0.4

Supplemental schedule of non-cash activities:
Capital lease obligations	$–	$–	$1.8	$0.4
Integrity purchase accounting adjustments	$–	$–	$–	$0.2

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PMC Reports Results for the Third Quarter of 2010
   and Nine Months Ended September 30, 2010

November 4, 2010

PHARMERICA CORPORATION
SUPPLEMENTAL INFORMATION

INTEGRATION, MERGER AND ACQUISITION RELATED COSTS AND OTHER CHARGES

The following is a summary of integration, merger and acquisition related costs and other charges incurred by PharMerica for the three and nine months ended September 30, 2009 and 2010 (unaudited).

(In millions, except per share amounts)	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2010	2009	2010
Integration costs and other charges:
Pre-Pharmacy Transaction litigation matters	$–	$–	$–	$5.0
Professional and advisory fees	–	0.7	–	2.2
General and administrative	0.1	0.1	0.4	0.5
Employee costs	0.2	0.2	1.2	0.4
Severance costs	–	0.4	0.6	0.6
Facility costs	0.1	–	0.7	0.2
Other costs	–	0.1	–	0.1
	0.4	1.5	2.9	9.0
Acquisition costs:
Professional and advisory fees	0.5	0.5	0.6	1.0
General and administrative	–	0.1	–	1.1
Employee costs	–	–	–	0.2
Facility costs	–	0.1	–	1.3
Other Costs	–	0.2	–	0.2
	0.5	0.9	0.6	3.8
Total integration, merger and acquisition related costs and other charges	$0.9	$2.4	$3.5	$12.8
Negative effect on earnings per diluted share	$(0.02)	$(0.05)	$(0.07)	$(0.25)

CUSTOMER LICENSED BEDS UNDER CONTRACT AND PRESCRIPTION DATA

The following is a summary of customer licensed beds under contract and prescription data as of and for the three and nine months ended September 30, 2009 and 2010 (unaudited).

(In whole numbers, except where indicated)	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2010	2009	2010
Customer licensed beds:
Beginning of period	314,698	299,527	321,068	313,873
Additions	10,549	4,867	23,784	11,564
Losses	(10,923)	(13,703)	(30,528)	(34,746)
End of period	314,324	290,691	314,324	290,691

Prescription data:
Prescriptions dispensed (in thousands)	9,713	8,949	29,447	27,929
Revenue per prescription dispensed	$46.03	$47.79	$45.74	$46.97
Gross profit per prescription dispensed	$6.73	$6.13	$6.87	$6.17

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PMC Reports Results for the Third Quarter of 2010
   and Nine Months Ended September 30, 2010

November 4, 2010

PHARMERICA CORPORATION
SUPPLEMENTAL INFORMATION (Continued)

UNAUDITED RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA

(In millions)	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2010	2009	2010
Net income	$14.6	$4.8	$32.0	$14.5
Add:
Interest expense, net	1.9	0.9	8.4	2.6
Integration, merger and acquisition related costs and other charges	0.9	2.4	3.5	12.8
Provision for income taxes	2.2	3.2	14.1	9.8
Depreciation and amortization expense	7.0	7.0	19.6	21.0
Adjusted EBITDA	$26.6	$18.3	$77.6	$60.7
Adjusted EBITDA margin	5.6%	4.1%	5.6%	4.5%

UNAUDITED RECONCILIATION OF EARNINGS PER DILUTED SHARE
TO ADJUSTED EARNINGS PER DILUTED SHARE

(In whole numbers)	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2010	2009	2010
Earnings per diluted common share	$0.48	$0.16	$1.05	$0.48
Add: Integration, merger and acquisition related costs and other charges	0.02	0.05	0.07	0.25
Less: Impact of tax rate matters	(0.15)	–	(0.15)	–
Adjusted earnings per diluted common share after impact of above items	$0.35	$0.21	$0.97	$0.73

UNAUDITED RECONCILIATION OF ADJUSTED EBITDA
TO NET CASH FLOWS FROM OPERATING ACTIVITIES

(In millions)	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2010	2009	2010
Adjusted EBITDA	$26.6	$18.3	$77.6	$60.7
Interest expense, net	(1.9)	(0.9)	(8.4)	(2.6)
Provision for income taxes	(2.2)	(3.2)	(14.1)	(9.8)
Integration, merger and acquisition related costs and other charges	(0.9)	(2.3)	(3.3)	(12.2)
Provision for bad debt	2.5	4.5	13.2	12.9
Stock-based compensation	1.3	0.8	3.2	3.3
Amortization of deferred financing fees	0.1	0.1	0.3	0.4
Deferred income taxes	2.7	3.4	14.3	9.1
Loss on disposition of equipment	–	0.1	0.1	0.2
Other	(0.1)	–	(0.2)	–
Changes in assets and liabilities	(11.2)	2.7	(23.1)	6.8
Net Cash Flows from Operating Activities	$16.9	$23.5	$59.6	$68.8

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PMC Reports Results for the Third Quarter of 2010
   and Nine Months Ended September 30, 2010

November 4, 2010
PHARMERICA CORPORATION
SUPPLEMENTAL INFORMATION (Continued)

Use of Non-GAAP Measures

PharMerica calculates Adjusted EBITDA as provided in the reconciliation above and calculates Adjusted EBITDA Margin by taking Adjusted EBITDA and dividing it by revenues.  PharMerica calculates and uses Adjusted EBITDA as an indicator of its ability to generate cash from reported operating results.  The measurement is used in concert with net income and cash flows from operations, which measure actual cash generated in the period.  In addition, PharMerica believes that Adjusted EBITDA and Adjusted EBITDA Margin are supplemental measurement tools used by analysts and investors to help evaluate overall operating performance and the ability to incur and service debt and make capital expenditures.  Adjusted EBITDA, as defined in the Company’s Credit Agreement, is used in conjunction with PharMerica’s debt leverage ratio and this calculation sets the applicable margin for the quarterly interest charge.  Adjusted EBITDA, as defined in the Company’s Credit Agreement, is not the same calculation as this Adjusted EBITDA table.  Adjusted EBITDA does not represent funds available for PharMerica’s discretionary use and is not intended to represent or to be used as a substitute for net income or cash flows from operations data as measured under U.S. generally accepted accounting principles (“GAAP”).  The items excluded from Adjusted EBITDA but included in the calculation of PharMerica’s reported net income are significant components of the accompanying unaudited condensed consolidated income statements and cash flows, and must be considered in performing a comprehensive assessment of overall financial performance.  PharMerica’s calculation of Adjusted EBITDA may not be consistent with calculations of EBITDA used by other companies.

PharMerica calculates and uses adjusted earnings per diluted share, exclusive of the impact of integration, merger and acquisition related costs and other charges and the impact of the tax rate, as an indicator of its core operating results.  The measurement is used in concert with net income and earnings per diluted share, which measure actual earnings per share generated in the period.  PharMerica believes the exclusion of these charges in expressing adjusted earnings per share provides management with a useful measure to assess period to period comparability and is useful to investors in evaluating PharMerica’s operating results from period to period.  Adjusted earnings per diluted share, exclusive of the impact of integration, merger and acquisition related costs and other charges and the impact of the favorable tax rate, does not represent the amount that effectively accrues directly to stockholders (i.e., such costs are a reduction in earnings and stockholders’ equity) and is not intended to represent or to be used as a substitute for earnings per diluted share as measured under GAAP.  The impact of integration, merger and acquisition related costs and other charges and the impact of the favorable tax rate excluded from the earnings per diluted share are significant components of the accompanying unaudited condensed consolidated income statements, and must be considered in performing a comprehensive assessment of overall financial performance.

-END-